Energize 2009

January 13-15
San Francisco
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Company Overview
Abraxas Petroleum Corporation
 • NASDAQ: AXAS
 • Market capitalization ~ $65 million
 • $0 debt *
 • Options: CBOE and PCX
 • Russell 2000® Index
 • Fully diluted shares outstanding ~ 50 million
 • Ownership ~ 18% insider
   ~ 34% institutional
 • Average trading volume ~ 225,000 shares per day
 • General partner and 47% owner of Abraxas Energy Partners, L.P.
* Excluding mortgage on office building

Strategy for the Downturn
 1) Conserve Capital
 2) Build Cash
 3) Be Opportunistic
 4) Survive to the Rebound
 5) Prudent Management of AXLP

1) Conserve Capital
 • Numerous development drilling locations
 • No significant lease expirations
 • low cost renewals
 • 2008 drilling success 2009 production growth
 • Why take risks ?

2) Build Cash
 • Cash is KING !

3) Be Opportunistic
 • Cost structure will come down
 • Control growth with development opportunities
 • Look for companies with attractive assets
 • difficult survival
 • AXLP can still grow with paper
 • Best for shareholder interest over the long-term

4) Survive to the Rebound
 • Limited supply of hydrocarbons
 • Demand growth will resume
 • Higher commodity prices ahead
 • when ?
 • Ability to ramp up activity quickly

5) Prudent Management of AXLP
 • Solid business plan
 • maintain production
 • high % of low-risk development
 • acquisitions not required for sustainability
 • high tax shield
 • WACC
 • will improve over time
 • Manage balance sheet
 • maintain flexibility with development drilling
 • keep sufficient liquidity
 • Eliminate 2nd lien debt
 • IPO, rights offering, PIPE, long-term 2nd lien
 Ш combination
 • Conservative distributions

Operating / Financial Results
(1) Based on 7 months of actual (June-December 2007) after formation of AXLP
(2) Excludes severance & ad valorem taxes of approximately 8% of oil and gas revenue
(3) Excludes extraordinary items
(4) Excludes extraordinary items and includes cash distributions from AXLP
GAAP requires
consolidated
financials =
confused
investors !
AXAS (Stand-Alone)
7 Months
2007 (1)
Nine Months
2008
% Change
Daily production (Boepd)
583
642
10.2%
% Oil
31.1%
39.2%
26.1%
LOE (2) / Boe
$ 8.35
$ 11.72
40.3%
G&A (3) / Boe
$ 13.45
$ 13.56
0.8%
D/D/A / Boe
$ 10.75
$ 13.46
25.2%
Net realized oil price
$ 74.54
$ 108.51
45.6%
 Oil differential to NYMEX
$ (6.16)
$ (4.94)
(19.9)%
Net realized gas price
$ 5.70
$ 8.99
57.9%
 Gas differential to NYMEX
$ (1.00)
$ (0.69)
(31.6)%
Annualized cash flow (4) (mm)
$ 14.22
$ 20.23
42.3%
Annualized earnings (4) (mm)
$ 10.45
$ 15.70
50.2%

High Quality Assets
ND
SD
MT
WY
CO
UT
TX
NE
OK
AR
LA
Proved Reserves (MMBOE):   6.2
 - Proved Developed: 34%
 - Natural Gas: 63%
 - Operated: 97%
Abraxas Petroleum Corporation
Proved Reserves (MMBOE):   21.7
 - Proved Developed:  67%
 - Natural Gas:    70%
 - Operated:  70%
Abraxas Energy Partners, L.P.
Abraxas Petroleum (AXAS)
Abraxas Energy (AXLP)
AXLP & AXAS
Proved Reserves (MMBOE):   27.9
 - Proved Developed: 59%
 - Natural Gas:   69%
 - Operated: 77%
CONSOLIDATED
Net pro forma proved reserves as of December 31, 2007
AXAS owns 47% of AXLP
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Woodford Shale Play
Barnett / Woodford
Shale Play

Recent Drilling Activity
Abraxas Petroleum (AXAS)
Abraxas Energy (AXLP)

Rocky Mountain
AXAS: Brooks Draw
~ 14,000 acres HBP
10 producing wells / 1 SI
(6 horizontal / 5 vertical)
5 producing formations
(light gravity sweet crude)
23 sq. miles proprietary 3-D
seismic survey
AEZ/BEXP: Krejci
Horizontal Mowry Shale
~ 15 to the SE of Brooks Draw
Converse & Niobrara Counties, Wyoming
Ш Apply Bakken horizontal
completion techniques in:
• Turner Sandstone
• Mowry Shale
Ш Drilled & completed 1st well
(Lakeside 1H )
- tested commercial rates
- SI w/o surface facilities

Gulf Coast
DeWitt County, Texas
Ш Apply advanced completion
technology:
• Isolation packers
• Multi-stage fracture stimulations
Ш Drilled Nordheim 2H
- 1 section open: 6 MMcfpd
- 6 sections behind pipe
- Not stimulated
AXAS: Nordheim Townsite
1 producing horizontal well
(1 PUD / 2 INCR)
AXLP: Nordheim
(Wagner Unit)
2 producing
horizontal wells
PDP wells
PUD locations
INCR locations

Summary
Small-cap exploration and production company
• A SOLID PLAN
• EXPLOSIVE PRODUCTION GROWTH
• EXCEPTIONAL BALANCE SHEET
• TRADING UNDER NET ASSET VALUE

NASDAQ: AXAS